                                                                  EXHIBIT (5)(a)


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            SPECIMEN                                        SPECIMEN
             NBN Co                                          NBN Co

          COMMON SHARES                                  COMMON SHARES
             NUMBER

          ============                                   =============

          ============                                   =============

SEE REVERSE FOR CERTAIN DEFINITIONS

                                                         CUSIP

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON OR IN NEW YORK CITY

                Van Kampen Trust for Investment Grade Municipals

         Organized Under the Laws of the Commonwealth of Massachusetts
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This certifies that










is the owner of
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      Common Shares of beneficial interest of $0.01 par value per share of

                Van Kampen Trust for Investment Grade Municipals

                              CERTIFICATE OF STOCK

(hereinafter called the "Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.


                Van Kampen Trust for Investment Grade Municipals
                                 MASSACHUSETTS
                                      SEAL
                                     TRUST
                                       *



Dated:

/s/ Stefanie Chang Yu                             /s/ Ronald E. Robison
Secretary                                         Principal Executive Officer


                         COUNTERSIGNED AND REGISTERED:
                        COMPUTERSHARE TRUST COMPANY N.A.
                                                                TRANSFER AGENT
                                                                AND REGISTRAR,

                         BY:




                                                            Authorized Signature

                                                  (c) NORTHERN BANK NOTE COMPANY
================================================================================

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE TRUST.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM- as tenants in common           UNIF GIFT MIN ACT-______Custodian_______
                                                          (Cust)         (Minor)

TEN ENT- as tenants by the entireties
                                                   under Uniform Gifts to Minors
 JT TEN- as joint tenants with                     Act _________________________
         right of survivorship and                             (State)
         not as tenants in common

     Additional abbreviations may also be used though not in the above list.

         For value received, ___________ hereby sell, assign and transfer unto
______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

______________________________________________________________________________

______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________ Shares
of the Trust represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated, ________________

                               X _______________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:  _____________________________________
                          THE SIGNATURE(S) SHOULD BE GUARANTEED
                          BY AN ELIGIBLE GUARANTOR INSTITUTION,
                          (BANKS, STOCKBROKERS, SAVINGS AND
                          LOAN ASSOCIATIONS AND CREDIT UNIONS
                          WITH MEMBERSHIP IN AN APPROVED
                          SIGNATURE GUARANTEE MEDALLION
                          PROGRAM), PURSUANT TO S.E.C. RULE
                          17Ad-15.